UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Ares Industrial Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 12, 2022
Dear Fellow Stockholders:
On behalf of the Board of Directors of Ares Industrial Real Estate Income Trust Inc., I cordially invite you to attend the Annual Meeting of Stockholders of Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, to be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on June 30, 2022 at 9:00 a.m. Mountain Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
We have elected to furnish proxy materials to our stockholders primarily over the Internet pursuant to the “notice and access” rules of the Securities and Exchange Commission. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 12, 2022, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2021 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike many public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. We urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. Thank you in advance for your participation.
Sincerely,

Evan H. Zucker Chairman of the Board of Directors
For the Board of Directors of Ares Industrial Real Estate Income Trust Inc.

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2022
To the Stockholders of Ares Industrial Real Estate Income Trust Inc.:
The 2022 Annual Meeting of Stockholders of Ares Industrial Real Estate Income Trust Inc., a Maryland corporation (the “Company”), will be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on June 30, 2022 at 9:00 a.m. Mountain Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:
(i)
a proposal to elect seven directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)
a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(iii)
a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

(iv)
any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 8, 2022 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.
We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 12, 2022, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2021 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2021, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding these proxy materials and proposals, you can call 1-833-795-8490.
By Order of the Board of Directors,

Joshua J. Widoff Managing Director Chief Legal Officer and Secretary
Denver, Colorado
April 12, 2022

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.
518 Seventeenth Street, Suite 1700
Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2022
This proxy statement (the “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Ares Industrial Real Estate Income Trust Inc. (the “Board of Directors”), a Maryland corporation, for use at the Annual Meeting of Stockholders to be held on June 30, 2022, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Ares Industrial Real Estate Income Trust Inc.
The mailing address of our executive offices is 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202. The Proxy Statement, the attached proxy card and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), as applicable, are being distributed to holders of our common stock, par value $0.01 per share (herein referred to as our “common stock”), on or about April 12, 2022.
A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.
Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the proxies named on the proxy card. To ensure that your shares are voted at the Annual Meeting, please authorize your proxy by telephone, through the Internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.
For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder’s shares will not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
Date, Time, and Place for the Annual Meeting
The Annual Meeting will be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on June 30, 2022 at 9:00 a.m. Mountain Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.
Matters to be Considered at the Annual Meeting
At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 8, 2022. will be asked to consider and vote upon:

(i)
a proposal to elect seven directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)
a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(iii)
a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

(iv)
any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 30, 2022.
The Proxy Statement, the proxy card, the Annual Meeting Notice, and our Annual Report to stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) are available at www.proxyvote.com. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Commission on March 9, 2022, is available on our website at www.blackcreekgroup.com/investment-solutions/AIREIT.

INFORMATION ABOUT THE MEETING AND VOTING
What is the date and time of the Annual Meeting and where will it be held?
The Annual Meeting will be held on June 30, 2022, at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, at 9:00 a.m. Mountain Time.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has fixed the close of business on April 8, 2022 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 8, 2022 are entitled to vote at the Annual Meeting.
How many shares of common stock are outstanding?
As of the close of business on April 8, 2022, there were approximately 284,553,085 shares of our common stock outstanding and entitled to vote. Our shares of common stock consist of Class T shares, Class D shares and Class I shares, all of which are collectively referred herein as shares of common stock.
How many votes do I have?
You are entitled to one vote for each share of our common stock that you held as of the record date.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, you will be asked to:
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elect seven directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify;

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ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

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permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposal; and

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act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?
The Board of Directors recommends a vote:
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FOR the election of the nominees to our Board of Directors;

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FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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FOR permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

What is the quorum requirement for the Annual Meeting?
A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy, or if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.
What vote is required to approve each proposal?
Election of Directors
The election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting once a quorum is established. There is no cumulative voting in the election of directors. Withheld votes and broker “non-votes,” if any, will have the effect of votes against the election of the nominees to our Board of Directors.
Ratification of Auditors
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of at least a majority of all votes cast in person or by proxy at the Annual Meeting once a quorum is established. Abstentions and broker “non-votes,” if any, will have no effect on the result of the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2022.
Adjournment of Annual Meeting
Permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals, requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker “non-votes,” if any, will have no effect on the vote permitting our Board of Directors to adjourn the Annual Meeting.
How can I vote?
You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following four options for submitting your vote by proxy:
1.
if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

2.
via the Internet at www.proxyvote.com, as provided in the proxy card and the Internet Availability Notice;

3.
by touch-tone telephone at the toll-free number, as provided in the proxy card and the Internet Availability Notice; or

4.
by telephone at 1-833-795-8490 speaking to a live agent between 9:00 a.m. and 9:00 p.m. EDT.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since this method is quick, convenient and cost-efficient. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
If your shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.
How will proxies be voted?
Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

•
FOR the election of the nominees to our Board of Directors;

•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•
FOR permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

•
in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?
If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:
•
send written notice of revocation, prior to the Annual Meeting, to our Managing Director, Chief Legal Officer and Secretary, Mr. Joshua J. Widoff (the “Secretary”), at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202;

•
properly sign, date, and mail a new proxy card to our Secretary;

•
dial the toll-free number provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again;

•
log onto the Internet site provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again; or

•
attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you must contact them to receive instructions as to how you may revoke your proxy.
Who is soliciting my proxy, and who pays the cost of this proxy solicitation?
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the materials.
The Company has engaged Broadridge Investor Communication Services, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $362,000 and $392,000.
Where can I find the voting results after the Annual Meeting?
American Election Services, LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Commission within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services, LLC, to examine these documents.

Where can I find the Company’s Annual Report on Form 10-K?
A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2021, as filed with the Commission on March 9, 2022, will be included in our 2021 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Ares Industrial Real Estate Income Trust Inc., 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2021 on our website at www.blackcreekgroup.com/investment-solutions/AIREIT.

BOARD OF DIRECTORS
Our Board of Directors currently consists of seven directors, four of whom are independent, as determined by our Board of Directors. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15.
Our Board of Directors has determined that Messrs. Marshall M. Burton, Charles B. Duke, John S. Hagestad, and Stanley A. Moore are independent within the meaning of the applicable (i) provisions set forth in our Charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with any of those entities, including Ares real estate group (the “Sponsor”) and its affiliates).
Our Charter defines an “independent director” as a person who has not been, directly or indirectly, associated with the Sponsor or Ares Commercial Real Estate Management LLC (the “Advisor”) within the previous two years by virtue of:
•
ownership interests in the Sponsor, the Advisor or any of their affiliates (other than our shares or the shares of a real estate investment trust organized by the Sponsor or advised by the Advisor);

•
employment by the Sponsor, the Advisor or any of their affiliates;

•
service as an officer or director of the Sponsor, the Advisor or any of their affiliates;

•
performance of services, other than as a director for us;

•
service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or

•
maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

We refer to our directors who are not independent as our “related directors.” Our Charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor.
PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our Board of Directors has selected, on the recommendation of the Nominating and Corporate Governance Committee of the Board, our current directors as the director nominees to be re-elected to serve on our Board of Directors until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify.
Each nominee has consented to being named in the Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board of Directors, unless our Board of Directors determines to reduce the number of directors in accordance with our Charter and bylaws.
Set forth below is certain information regarding each of our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes and/or skills that led our Board of Directors to determine that the person should serve as a director. For information regarding each director’s beneficial ownership of shares of our common stock or units of limited partnership interest (“OP Units”) of AIREIT Operating Partnership LP (the “Operating Partnership”), see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.
Nominee	Business Experience and Qualifications
Evan H. Zucker Chairman of the Board of Directors Age: 56 Director since November 2014 Member of Investment Committee
Evan H. Zucker has served as the Chairman of our Board of Directors and as a director since November 2014. During the past five years, Mr. Zucker has served as a manager of our former advisor, BCI IV Advisors LLC, and Black Creek Diversified Property Advisors LLC, the former advisor to Ares Real Estate Income Trust, Inc. (“AREIT”). Mr. Zucker continues to participate in the management of the current Advisor following the sale of our former advisor to an affiliate of Ares Management Corporation (“Ares”). Mr. Zucker also served as the Chairman of the board of directors and as a director of Industrial Property Trust Inc. (“IPT”). Mr. Zucker is a principal of Black Creek Group (“BCG”), a Denver based real estate investment firm which he co-founded in 1993. As of June 30, 2021, Mr. Zucker has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real estate related assets with an aggregate value in excess of approximately $24.9 billion. Mr. Zucker also was a co-founder and formerly served as a director of DCT Industrial Trust, formerly known as Dividend Capital Trust, a NYSE listed industrial REIT (NYSE: DCT). Mr. Zucker has been active in real estate acquisition, development and redevelopment activities since 1989. In 1993, Mr. Zucker co founded American Real Estate Investment Corp., which subsequently became Keystone Property Trust (NYSE: KTR), an industrial, office and logistics REIT that was later acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Zucker served as the President and as a director of American Real Estate Investment Corp. from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 1999. Mr. Zucker graduated from Stanford University with a Bachelor’s Degree in Economics.
We believe that Mr. Zucker’s qualifications to serve on our Board of Directors are demonstrated by his proven business acumen, including his over 25 years of experience with BCG as a co-founder of the company, and his vast experience as a leader of an advisor to real estate investment companies, including DCT Industrial Trust, AREIT, Industrial Income Trust Inc., IPT, and American Real Estate Investment Corp. (which subsequently became Keystone Property Trust, NYSE: KTR).

Dwight L. Merriman III Director Age: 61 Director since November 2014 Member of Investment Committee	Dwight L. Merriman III has served as a member of our Board of Directors and as a member of the board of managers of our former advisor since November 2014. Mr. Merriman continues to participate in the management of the current Advisor following the sale of our former advisor to an affiliate of Ares. Mr. Merriman served as our Managing Director from May 2017 through December 2019 and as our Chief Executive Officer from November 2014 through December 2019. In addition, Mr. Merriman served as a trustee of DC Industrial Liquidating Trust from November 2015 through December 2017. During the

Nominee	Business Experience and Qualifications

past five years, Mr. Merriman has also held similar leadership roles at BCG, and is responsible for the oversight of the acquisition, asset management and portfolio management activities for all industrial investments across funds sponsored by affiliates of BCG. Prior to joining the Company, Mr. Merriman served from September 2007 through March 2010 as a Managing Director and the Chief Investment Officer of Stockbridge Capital Group LLC, or “Stockbridge,” a real estate investment management company based in San Francisco, California, which had more than $3 billion in real estate under management. While with Stockbridge, Mr. Merriman served as a member of its investment and management committees, and was responsible for coordinating the investment activities of the company. From May 2000 to September 2007, Mr. Merriman was a Managing Director of RREEF Funds, or “RREEF,” a real estate investment management company, in charge of RREEF’s development and value added investment opportunities in North America. While at RREEF, he served on the investment committee and was involved in approving approximately $5 billion in commercial real estate transactions, and he started CalSmart, a $1.2 billion value added real estate investment fund with the California Public Employees’ Retirement System. Prior to joining RREEF in 2000, Mr. Merriman served for approximately five years as a Managing Director at Carr America Realty Corporation, where he was responsible for the company’s acquisition, development and operations activities in Southern California and Utah. Prior to that, he spent 11 years with the Los Angeles development firm of Overton, Moore & Associates, where he was responsible for developing industrial and office property throughout Southern California. Mr. Merriman received a B.S. in Business Administration from the University of Southern California and an M.B.A. from the Anderson School at the University of California at Los Angeles. Mr. Merriman is a member of the Urban Land Institute.
We believe that Mr. Merriman’s qualifications to serve on our Board of Directors include over 30 years of extensive real estate investment and development experience, including specifically his experience serving in leadership positions and on the investment committees of significant real estate investment funds.

Rajat Dhanda Managing Director, Co-President and Director Age: 53 Director since August 2021	Rajat Dhanda has served as our Managing Director, Co-President since December 9, 2019, our Managing Director, President from May 2017 to December 9, 2019, and our Director since August 18, 2021. Mr. Dhanda also has served as the Managing Director, Co-President of AREIT since December 10, 2019 and served as the Managing Director, President of AREIT from April 2017 to December 10, 2019. He also has served as a director of AREIT since March 2020. Mr. Dhanda currently serves as Chief Executive Officer of BCG and is responsible for the oversight of distribution, marketing, product development, operations and legal functions. Prior to joining BCG, Mr. Dhanda spent 26 years at Morgan Stanley, leading key divisions of their institutional and Wealth Management

Nominee	Business Experience and Qualifications

platforms, while also serving on the firm’s Management and Risk Committee for his last eight years. Most recently, he was head of Investment Products and Services in Wealth Management, which was responsible for all of the products distributed by Morgan Stanley’s financial professionals. In this capacity, he worked closely with the firm’s financial professionals and third party asset managers to design and distribute products offering a breadth of investment solutions. In addition, as a member of the division’s Executive and Operating Committees, Mr. Dhanda worked to develop strategies for the changing regulatory environment and the opportunities that technology and data offer today in the wealth management channels. Mr. Dhanda holds a B.A. in both Business Economics, as well as Organizational Behavior & Management from Brown University.
We believe that Mr. Dhanda’s qualifications to serve on our Board of Directors include his history of leadership at the Company and the 26 years of significant experience he acquired by serving in leadership positions at Morgan Stanley, which brings to our Board of Directors valuable knowledge of the capital markets and financial products.

Marshall M. Burton
Independent Director
Age: 53
Director since August 2015
Member of Audit Committee
Member of Nominating and Corporate Governance Committee
Member of Investment Committee
Member of Conflicts Resolution Committee	Marshall M. Burton has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Burton has served as an independent director on the board of directors of IPT, as an independent trustee of DC Industrial Liquidating Trust, and as a director and President of both MVG, Inc. and Confluent Development, L.L.C. Mr. Burton has more than 20 years of commercial real estate experience, including development, leasing, investment and management. In March 2014, Mr. Burton founded Confluent Holdings, L.L.C. to develop and invest in office, industrial and multi-family projects throughout the U.S. In April 2015, Mr. Burton expanded Confluent Holdings, L.L.C. and co-founded Confluent Development, L.L.C. in a merger with MVG, Inc., to form a diverse real estate investment and development platform with projects in various stages of development totaling $500 million. From March 2011 to March 2014, Mr. Burton served as Senior Vice President and General Manager of Opus Development Company L.L.C., an affiliate of The Opus Group, a real estate developer, or “Opus,” where he was responsible for managing operations and seeking new development opportunities in Denver, Colorado and in the western region of the U.S. Prior to joining Opus, Mr. Burton founded the Denver office of McWhinney, a real estate development company, in February 2010. As Senior Vice President of McWhinney, Mr. Burton oversaw operations for the commercial development team in the Denver metropolitan area and other strategic locations across the western U.S. Mr. Burton served as the Senior Vice President of Opus Northwest, L.L.C., a full service real estate developer, from May 2009 through February 2010, and previously served as Vice President from October 2002 through September 2008 and in other capacities beginning in 1996. Prior to joining Opus in 1996, Mr. Burton

Nominee	Business Experience and Qualifications

was co-founder of Denver Capital Corporation, a multi-bank community lending organization. Mr. Burton is a licensed Colorado Real Estate Broker and is active in many civic and real estate associations, including serving as Treasurer and President elect of the National Association of Industrial and Office Properties and as an executive committee member of the Urban Land Institute. Mr. Burton received his Bachelor of Science in Business Administration from the University of Denver.
We believe that Mr. Burton’s qualifications to serve on our Board of Directors include his over 20 years of experience overseeing the development, leasing, investment and management of commercial real estate. This experience provides a valuable perspective on the commercial real estate industry.

Charles B. Duke Independent Director Age: 64 Director since February 2016 Chairman of Audit Committee Member of Nominating and Corporate Governance Committee Member of Investment Committee
Charles B. Duke has served as an independent director on our Board of Directors since February 2016. In addition, during the past five years, Mr. Duke has served as an independent director and independent trustee, as applicable, of IPT and AREIT. Mr. Duke is currently Founder and Chief Executive Officer of To Table Inc. (“To Table”), a retailer of specialty gourmet foods. Prior to founding To Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers. Mr. Duke served as the Executive Vice President of IJR, Inc. in Phoenix, Arizona from October 2012 to July 2014 and as Founder, President and Chief Executive Officer of Legacy Imaging, Inc., from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including Founder, President and Owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority (“FINRA”) based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved primarily in mergers and acquisitions, financing and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.
Our Board of Directors has determined that Mr. Duke is the audit committee financial expert. In that role, we believe that Mr. Duke brings a unique perspective to the audit committee, as he is the only audit committee member with investment banking experience. We believe Mr. Duke’s qualifications to serve on our Board of Directors include his considerable business and financial experience, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization.

Nominee	Business Experience and Qualifications
Stanley A. Moore
Independent Director
Age: 83
Director since August 2015
Chairman of Nominating and Corporate Governance Committee
Chairman of Investment Committee
Member of Conflicts Resolution Committee
Stanley A. Moore has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Moore has served as an independent director and independent trustee, as applicable, of IPT and DC Industrial Liquidating Trust. Mr. Moore is a Co-Founder and Chairman and the former Chief Executive Officer of Overton Moore Properties, or “OMP,” a leading commercial real estate development firm in Los Angeles County that develops, owns and manages office, industrial and mixed use space. He served as Chief Executive Officer of OMP from 1975 until January 2010 and has served as a director since 1972. Since its founding, OMP has developed and/or invested in over 30 million square feet of commercial space in California. Mr. Moore served as a member of the board of directors of The Macerich Company (NYSE: MAC), a leading owner, operator and developer of major retail properties, from 1994 through May 2015. Mr. Moore is past President of the Southern California Chapter of the National Association of Industrial and Office Parks, and is currently a board member of the Economic Resources Corporation of South Central Los Angeles. His many awards and citations include the Humanitarian of the Year awarded to him by the National Conference of Christians and Jews.
We believe that Mr. Moore’s qualifications to serve on our Board of Directors include his over 36 years of experience as a Chief Executive Officer of a leading commercial real estate development firm, his expertise in the areas of acquisitions, development and management of commercial real estate, and more specifically, industrial properties, his leadership experience with the National Association of Industrial and Office Parks, and his service on civic and private and public company boards.

John S. Hagestad Independent Director Age: 75 Director since August 2015 Member of the Audit Committee Member of Investment Committee Member of Conflicts Resolution Committee	John S. Hagestad has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Hagestad has served as an independent director and independent trustee, as applicable, of IPT. Mr. Hagestad is Senior Managing Director and Co-Founder of SARES•REGIS Group, a vertically integrated real estate development services company focusing on both commercial and residential real estate. Mr. Hagestad has served in this role since 1993 and is responsible for overseeing all of SARES•REGIS Group’s commercial activities which includes the development, investment and management divisions. Mr. Hagestad serves on SARES•REGIS Group’s Executive Management Committee which approves all property acquisitions and investment decisions and provides strategic planning for the future. During his career, Mr. Hagestad has been responsible for the acquisition and development of over 85 million square feet of commercial, office and industrial property totaling more than $6 billion in value. In 1972, he joined the Koll Company as a Vice President for project acquisition and development. Three years later he joined The Sammis Company as a founding partner responsible for all matters of finance and administration, with emphasis on lender and partner relationships. In 1990, Mr. Hagestad became

Nominee	Business Experience and Qualifications

President and Chief Executive Officer of the SARES Company (the successor to The Sammis Company), where he was instrumental in its merger with The Regis Group to create the SARES•REGIS Group in 1993. Mr. Hagestad is a Certified Public Accountant and holds a bachelor’s degree in Business Administration and a master’s degree in Finance from the University of Southern California. He is a past trustee of the Urban Land Institute, a member of the Marshall School of Business Board of Leaders at the University of Southern California, the UCI Center for Real Estate, The Fisher Center for Real Estate and Urban Economics at UC Berkeley and the Real Estate Roundtable. He is also on the Board of Trustees / Directors for the Cystinosis Research Foundation.
We believe that Mr. Hagestad’s qualifications to serve on our Board of Directors include his over 40 years of involvement in overseeing the development, acquisition and management of commercial, office and industrial real estate, in addition to his valuable accounting background. This experience provides a valuable perspective on the various facets of the real estate industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE
Board Leadership Structure
We separate the roles of Co-Presidents and Chairman of our Board of Directors because we currently believe that the two roles can best be filled by different people who have different experiences and perspectives. Mr. Rajat Dhanda and Mr. Jeffrey W. Taylor serve as Co-Presidents of the Company and are responsible for the execution of our business strategy and day-to-day operations. Mr. Jeffrey W. Taylor acts as the principal executive officer for the Company. One of our related directors, Mr. Zucker, serves as Chairman of our Board of Directors and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our strategic operational and investment objectives, and oversight of our senior management team. Mr. Zucker is associated with us through, among other things, his participation in the management of our Advisor. We believe that Mr. Zucker’s experience and background makes him highly qualified to lead our Board of Directors in the fulfillment of its duties. Mr. Zucker’s experience in the non-traded REIT industry and his familiarity with our organizational structure provides him with an enhanced perspective.
A majority of our independent directors must approve the compensation payable to the Advisor, the renewal of the Advisory Agreement (as defined in “Certain Relationships and Related Transactions — The Advisory Agreement”) or any other transactions or arrangements that we may enter into with regard to the Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with the Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with the Advisor see “Certain Relationships and Related Transactions” in this Proxy Statement.
Oversight of Risk Management
Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.
We, through the Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Each of the Audit Committee, the Nominating and Corporate Governance Committee, and the Conflicts Resolution Committee consists entirely of independent directors, and the Investment Committee consists of a majority of independent directors.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of the Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics for our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.blackcreekgroup.com/investment-solutions/AIREIT. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics or the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.
Our Internet address is http://www.blackcreekgroup.com/investment-solutions/AIREIT. We make available, free of charge through a link on our site, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations.
Board and Committee Meetings
During the year ended December 31, 2021, our Board of Directors held 28 meetings. No director who served as a director during the year ended December 31, 2021 attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the Committees on which such director served. Our Board of Directors has four standing committees: the Audit Committee, the Investment Committee, the Nominating and Corporate Governance Committee, and the Conflicts Resolution Committee. During 2021, the Audit Committee met four times, the Nominating and Corporate Governance Committee met one time and the Conflicts Resolution Committee and the Investment Committee did not meet. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2021, none of our directors attended the Annual Meeting of Stockholders in person.
Audit Committee
The members of our Audit Committee are Messrs. Duke, Burton, and Hagestad, each of whom is an independent director. Our Audit Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.blackcreekgroup.com/investment-solutions/AIREIT. Our Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Mr. Duke is the chairman of our Audit Committee. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.
Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by (i) reviewing the financial information to be provided to our stockholders and others, (ii) reviewing our system of internal controls, which management has established, (iii) overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and (iv) overseeing certain areas of risk management.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee (our “Nominating Committee”) are Messrs. Duke, Moore and Burton, each of whom is an independent director. Mr. Moore is the chairman of the Nominating Committee. Our Nominating Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.blackcreekgroup.com/investment-solutions/AIREIT. The primary functions of our Nominating Committee are to (i) assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors; (ii) recommend candidates to our Board of Directors to fill vacancies on the Board; (iii) recommend committee assignments for directors to the full board; (iv) periodically assess the performance of our Board of Directors; and (v) advise our Board of Directors on certain other corporate governance matters. Pursuant to the terms of our Charter, our independent directors nominate replacements for vacancies among the independent directors’ positions.
Our Nominating Committee’s process for identifying and evaluating director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Nominating Committee considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but the Committee believes that the backgrounds and qualifications of our directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Conflicts Resolution Committee
Our Board of Directors has delegated to the Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between or among us and entities sponsored or advised by affiliates of the Sponsor, including conflicts that may arise as a result of the investment opportunities that are suitable for each of us and are also suitable for other investment vehicles advised by affiliates of our Sponsor. The Conflicts Resolution Committee is comprised of Messrs. Burton, Hagestad and Moore, each of whom is an independent director.
Compensation Committee
We do not have a standing compensation committee. Our Board of Directors may establish a compensation committee to administer our equity incentive plans. The primary function of the compensation committee would be to administer the granting of awards to the independent directors and selected individuals eligible to participate in the plans, based upon recommendations from the Advisor, and to set the terms and conditions of such awards in accordance with the respective plans. The compensation committee, if formed, would be comprised entirely of independent directors.
Investment Committee
The Investment Committee has (a) certain responsibilities with respect to specific investments proposed by the Advisor and (b) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board of Directors. The members of our Investment Committee are Messrs. Burton, Duke, Moore, and Hagestad each of whom is an independent director, and Messrs. Zucker and Merriman, each of whom is a related director. Mr. Moore is the Chairman of our Investment Committee.
Combined Industrial Advisors Committee
Our Board of Directors adopted a delegation of authority policy, and pursuant to such policy, has established the Combined Industrial Advisors Committee and delegated the authority for certain actions to the Combined Industrial Advisors Committee. The Combined Industrial Advisors Committee is not a committee of our Board of Directors. Our Board of Directors has delegated to the Combined Industrial Advisors Committee certain responsibilities with respect to certain acquisition, disposition, leasing, capital expenditure and borrowing decisions. The Combined Industrial Advisors Committee does not have authority over any transactions between us and the Advisor, a member of our Board of Directors, or any of their respective affiliates. The Combined Industrial Advisors Committee is currently comprised of William Benjamin, Rajat Dhanda, David M. Fazekas, Andrea L. Karp, Brian R. Lange, Thomas G. McGonagle, Dwight L. Merriman III, Lainie P. Minnick, David Roth, Scott A. Seager, Jeffrey W. Taylor, Scott W. Recknor, Joshua J. Widoff and Evan H. Zucker. Pursuant to the delegation policy, the Combined Industrial Advisors Committee has also established a subcommittee of the Combined Industrial Advisors Committee, or the SCIAC. The Combined Industrial Advisors Committee has delegated to the SCIAC certain responsibilities with respect to certain acquisition and disposition decisions.
With respect to real property investments, our Board of Directors and the Combined Industrial Advisors Committee have delegated to the Combined Industrial Advisors Committee and the SCIAC, respectively, the authority to approve all unaffiliated real property acquisitions for a purchase price of up to $100.0 million and $20.0 million, respectively, provided that certain acquisition criteria are satisfied. Our Board of Directors established the acquisition criteria with the intent that the consideration to be paid for each such real property will be approved by the Combined Industrial Advisors Committee and the SCIAC in

accordance with the requirements set forth in our charter. Our Board of Directors, including a majority of the independent directors, must approve all real property acquisitions for a purchase price greater than $100.0 million.
With respect to real property investments, our Board of Directors and the Combined Industrial Advisors Committee have delegated to the Combined Industrial Advisors Committee and the SCIAC, respectively, the authority to approve all unaffiliated real property dispositions for a sales price of up to $100.0 million and $20.0 million, respectively. Our Board of Directors, including a majority of the independent directors, must approve all real property dispositions for a sales price greater than $100.0 million.
With respect to the lease of real property, our Board of Directors has delegated (i) to Scott W. Recknor the authority to approve any lease of real property, on such terms as he deems necessary, advisable, or appropriate, for total base rent up to and including $20.0 million over the base term of the lease, and (ii) to the Combined Industrial Advisors Committee the authority to approve the lease of real property, on such terms as the Combined Industrial Advisors Committee deems necessary, advisable, or appropriate, for total base rent up to $100.0 million over the base term of the lease.
With respect to capital expenditures (excluding capital expenditures approved by our Board of Directors in the ordinary course of budget approvals), (i) Mr. Recknor is authorized to approve any capital expenditure of up to $3.0 million over the line item approved by our Board of Directors in the budget for the specified property, and (ii) the Combined Industrial Advisors Committee is authorized to approve any capital expenditure of up to $7.0 million over the line item approved by our Board of Directors in the budget for the specified property.
With respect to borrowing decisions, our Board of Directors has authorized (i) Scott A. Seager and Brian R. Lange to review and approve any proposed borrowing (secured or unsecured) for an amount of up to $30.0 million, and (ii) the Combined Industrial Advisors Committee to review and approve any proposed borrowing (secured or unsecured) for an amount of up to $100.0 million, provided that the total borrowings approved by the Combined Industrial Advisors Committee in any quarter may not exceed $100.0 million. The functions delegated to our officers and to the Combined Industrial Advisors Committee are subject to an annual review by our Board of Directors to ensure that the delegation of authority remains appropriate.
Employee, Officer and Director Hedging
Our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, as well as officers or employees of the Advisor, the Sponsor and their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. For the year ended December 31, 2021, there were no such hedging transactions by any of our officers and directors or by any officers or employees of the Advisor, the Sponsor and their affiliates, or any of their designees.
Stockholder and Interested Party Communications with Directors
We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:
The Board of Directors of Ares Industrial Real Estate Income Trust Inc.
c/o Mr. Joshua J. Widoff, Managing Director, Chief Legal Officer and Secretary
518 Seventeenth Street, Suite 1700
Denver, Colorado 80202
All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to our director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS
In addition to Mr. Dhanda, the following individuals currently serve as our executive officers. All officers serve at the discretion of our Board of Directors.
Name	Age	Position
Jeffrey W. Taylor	49	Managing Director, Co-President
Scott A. Seager	41	Principal, Chief Financial Officer and Treasurer
Scott W. Recknor	54	Managing Director, Head of Asset Management
Joshua J. Widoff	51	Managing Director, Chief Legal Officer and Secretary
Jeffrey W. Taylor   has served as our Managing Director, Co-President since December 9, 2019. Mr. Taylor has had a long tenure at the Company and is familiar with its day-to-day operations, having served as our Managing Director, Shareholder Operations since May 2017 and previously served as our Senior Vice President, Shareholder Operations from February 2016 to May 2017. During the past five years, Mr. Taylor has also served as Managing Director, Chief Operating Officer of BCG, Senior Vice President of Operations of BCG and held similar leadership roles at other companies sponsored by affiliates of BCG, including AREIT and IPT. In those roles, he has had responsibilities for shareholder operations, product management and development, coordination of risk management programs and certain business operations. Mr. Taylor’s background includes investment management, risk management, product management, operating company analysis and strategic planning within financial services companies. Prior to joining us and BCG, Mr. Taylor served in various positions with INVESCO Funds Group, most notably in management roles within the investment division and the distribution company as well as positions within the transfer agency. Mr. Taylor also served on the Board of Directors of the Institute for Portfolio Alternatives from 2019 through 2021. Mr. Taylor holds a Bachelor’s degree from Pennsylvania State University and a Master’s in Business Administration from the University of Colorado at Denver. In addition, Mr. Taylor is a CFA Charterholder.
Scott A. Seager   has served as our Chief Financial Officer since August 2020 and as our Principal, Debt Capital Markets and Treasurer since February 2019. Prior thereto, Mr. Seager served as our Senior Vice President, Corporate Accounting and Controller from March 2018 to February 2019; as our Vice President, Corporate Accounting and Controller from December 2017 to March 2018; and as our Vice President, Corporate Accounting from February 2016 to December 2017. During the past five years, Mr. Seager has also held similar leadership roles at the Company, BCG and for other companies sponsored by affiliates of BCG, including AREIT, IPT and DC Industrial Liquidating Trust. In his current role, Mr. Seager is responsible for sourcing debt financings, lender relationships, cash management and managing liquidity for us. Mr. Seager has 20 years of corporate finance experience including public company accounting, reporting, financial planning and analysis, and debt capital markets. Prior to joining the Company, Mr. Seager worked most recently for a large publicly traded retailer, Collective Brands Inc. in various finance roles. Prior thereto, Mr. Seager was a Division Director for publicly traded Robert Half International and a senior auditor in public accounting for Ernst and Young. Mr. Seager is a CPA (inactive) in the state of Kansas and graduated magna cum laude from Baker University.
Scott W. Recknor   has served as our Managing Director, Head of Asset Management since September 2017. During the past five years, Mr. Recknor has also held similar leadership roles at other companies sponsored by affiliates of BCG. From 2005 through October 2010, Mr. Recknor served as a Vice President for AMB Property Corporation (now ProLogis), a leading global owner, operator and developer of industrial real estate, where he was responsible for leasing, capital expenditures, budgeting and forecasting and property management oversight in the greater Los Angeles area. From 2001 through 2004, Mr. Recknor was a District Manager for RREEF (Real Estate Investment Managers) where he managed three offices responsible for the leasing, property management, capital expenditure and budgeting and re forecasting for a number of separate pension fund accounts. Prior to RREEF, Mr. Recknor was the West Region Real Estate Manager for the Goodyear Tire & Rubber Company where he was responsible for all operating aspects of Goodyear’s West Region real estate portfolio in six states (California, Hawaii, Nevada, Arizona, New Mexico and Texas). Prior to the Goodyear Tire & Rubber Company, Mr. Recknor was a real estate broker with The Seeley Company (now Colliers International) in the Los Angeles area. Mr. Recknor graduated from the University of California (Irvine) and has previously served on the board of directors for NAIOP (SoCal) and has been an affiliate member of SIOR (Los Angeles).
Joshua J. Widoff   has served as our Managing Director since May 2017, and as our Chief Legal Officer and Secretary since June 2018. Mr. Widoff previously served as our General Counsel, Secretary and Executive Vice President from November 2014 to May 2017. Mr. Widoff oversees all legal aspects of our investments, leasing activity, compliance, risk management, and corporate governance. Mr. Widoff has also served as Chief Legal Officer for our Advisor since 2018. Mr. Widoff has also served as a Managing Director of BCG since September 2007 and as its Chief Legal Officer since June 2018. During the past five years, Mr. Widoff has also held similar leadership roles at other companies sponsored by affiliates of BCG and for other advisor entities advising such funds, including AREIT, IPT, Black Creek Industrial Fund GP LLC, Build-To-Core Industrial Partnership III LLC and DC Industrial Liquidating Trust. Prior to joining BCG in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing, and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities, and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings, and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff currently serves as Immediate Past Chair and Commissioner for the Denver Urban Renewal Authority. Mr. Widoff received his Bachelor’s degree from Trinity University in Texas and his Juris Doctor degree from the University of Colorado School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
The following table sets forth information regarding compensation of our independent directors during 2021:
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Marshall M. Burton	$150,000	$75,000	$225,000
Charles B. Duke	$165,000	$75,000	$240,000
John S. Hagestad	$150,000	$75,000	$225,000
Stanley A. Moore	$170,000	$75,000	$245,000

(1)
Includes an annual retainer of $75,000 for service on our Board of Directors, fees for attendance at board and committee meetings equal to $50,000 and an additional special retainer of $25,000 paid to each of our independent directors due to the significantly higher than anticipated number of board and committee meetings attended in 2021. In addition, with respect to Mr. Duke, this amount includes a $15,000 retainer for service as the Chairperson of our Audit Committee and with respect to Mr. Moore, this amount includes two $10,000 retainers for service as the Chairperson of each of our Investment Committee and our Nominating and Corporate Governance Committee.

(2)
Represents an annual equity award, issued in the form of a restricted stock award that will vest upon the earlier to occur of (i) one year after the date of grant and (ii) his or her re-election to our Board of Directors following the date of grant. Each independent director was awarded 7,238.8232 restricted shares of Class I common stock. The number of shares awarded to each of our independent directors was determined by dividing $75,000 by the then-current NAV of our Class I shares at the time of grant in July 2021.

We pay each of our independent directors $27,500 per quarter. In addition, the members of our Audit Committee are paid an annual retainer of $10,000 a year and members of our Nominating and Corporate Governance Committee are paid an annual retainer of $5,000 a year. All annual retainers will be prorated for a partial term. We do not pay any additional fees for attendance at board and committee meetings unless a director attends more than 25 board meetings in a calendar year. In that event, we pay each of our independent directors $2,500 for each additional Board of Directors meeting attended in person or by telephone. In connection with their election or re-election to our Board of Directors, each independent director also will receive an annual equity award with an aggregate grant value on the date of grant of $90,000, which will be in the form of a restricted stock award that will vest upon the earlier to occur of (i) one year after the date of grant and (ii) his or her re-election to our board following the date of grant. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors or of our committees. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director.
In addition to the annual retainers to be paid to our independent directors for service on our Audit Committee and Nominating and Corporate Governance Committee, the Chairpersons of our board committees are paid the following additional annual retainers (to be prorated for a partial term):
•
$15,000 to the Chairperson of our Audit Committee;

•
$10,000 to the Chairperson of our Investment Committee; and

•
$10,000 to the Chairperson of our Nominating and Corporate Governance Committee.

Executive Compensation
Compensation Discussion and Analysis
Because the Advisory Agreement provides that the Advisor will assume principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of the Advisor or its affiliates, they will devote such portion of their time to our affairs as is required for the performance of the duties of the Advisor under the Advisory Agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Transactions” below for a summary of the fees and expenses payable to the Advisor and other affiliates.
Compensation Committee Report
We do not currently have a compensation committee, however, our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to our Board of Directors, and our Board of Directors has approved, that the CD&A be included in this Proxy Statement.
INDEPENDENT DIRECTORS:
Marshall M. Burton
Charles B. Duke
John S. Hagestad
Stanley A. Moore
Compensation Committee Interlocks and Insider-Participation
We do not currently have a compensation committee, however, we intend that our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. None of our independent directors has served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2021, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2021, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.
We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our compensation committee, if formed.
Equity Incentive Plan
Equity Incentive Plan
Our Third Amended and Restated Equity Incentive Plan, effective February 11, 2022 (the “Equity Incentive Plan,” or the “Plan”), for the grant of awards to our independent directors and to our employees (if any), as well as to any advisor or consultant who is a natural person performing bona fide services to us, provided that the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for our stock. Participants may also be advisors, consultants, officers or employees of the Advisor, so long as any such advisor, consultant, officer or employee is performing bona fide advisory or consulting services for us. Eligible individuals are selected by our Board of Directors, including our independent directors, for participation in the Equity Incentive Plan. Such awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards; provided, that, the Equity Incentive Plan prohibits the issuance of stock appreciation rights and dividend equivalent rights unless and until our stock is listed on a national securities exchange. However, any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards to be issued to independent directors, officers, employees, advisors and consultants shall not exceed an amount equal to 5% of the outstanding shares of our common stock on the date of grant of any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards. Notwithstanding the foregoing, we will not issue options or warrants to our independent directors.
We have authorized and reserved for issuance under the Equity Incentive Plan a total of 2.0 million shares of our common stock, and have also established an aggregate maximum of 5.0 million shares that may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan. In addition, no more than 200,000 shares of our common stock may be made subject to incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “incentive stock options,” to a single individual in a calendar year. In the event of certain corporate transactions affecting our common stock, such as, for example, any dividend or other distribution (whether in the form of cash, shares or other property) recapitalization, stock-split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, our board of directors, or, if formed, our Compensation Committee, will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the Plan, the number and type of shares reserved for future issuance under the Plan, and, if applicable, performance goals applicable to outstanding awards under the Plan.
Our Board of Directors, including our independent directors, or, if formed, our Compensation Committee, will administer the Equity Incentive Plan, with sole authority to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Our Board of Directors, or, if formed, our Compensation Committee, may also take action with respect to any awards in the event of a change in control, including a determination to pay cash equal to an amount that could have been obtained upon vesting or exercise of an award, a determination that awards cannot vest, be exercised or payable, a determination to accelerate vesting or exercise, or a determination that awards shall be substituted for by similar awards covering the stock of a successor or survivor corporation.
No award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution. Shares underlying awards once vested are transferable.
Private Placement Equity Incentive Plan
Effective February 11, 2022, our Board of Directors adopted the Second Amended and Restate Private Placement Equity Incentive Plan (“Private Equity Incentive Plan”). The Private Equity Incentive Plan is substantially similar to the Equity Incentive Plan, except that under the Private Equity Incentive Plan, an eligible participant is defined as any person, trust, association, or entity to which the plan administrator desires to grant an award. Awards under the Private Equity Incentive Plan have been made to officers and employees of affiliates of the Advisor. An aggregate maximum of 2.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Private Equity Incentive Plan.
The following table gives information regarding the Equity Incentive Plan and the Private Equity Incentive Plan as of December 31, 2021:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity incentive plans
Equity compensation plans approved by security holders	291,844	—	1,310,068
Equity compensation plans not approved by security holders	16,036	—	1,953,784
Total	—	—	3,263,852

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of March 31, 2022, the number of shares of our common stock and OP Units beneficially owned (unless otherwise indicated) by any person who is known by us to be the beneficial owner of more than five percent of our outstanding common stock, our directors, our executive officers, and all of our directors and executive officers as a group. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth, Suite 1700, Denver, Colorado 80202.
Name of Beneficial Owner(1)	Title	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock
Evan H. Zucker	Chairman, Director	19,253 shares 2,047,831 OP Units(2)	*
Dwight L. Merriman III	Director	28,092 shares	*
Marshall M. Burton	Director	27,116 shares	*
Stanley A. Moore	Director	27,116 shares	*
John S. Hagestad	Director	29,737 shares	*
Charles B. Duke	Director	27,116 shares	*
Rajat Dhanda	Managing Director, Co-President	98,009 shares	*
Jeffrey W. Taylor	Managing Director, Co-President	7,321 shares	*
Scott A. Seager	Principal, CFO and Treasurer	8,454 shares	*
Joshua J. Widoff	Managing Director, Chief Legal Officer and Secretary	2,960 shares	*
Scott W. Recknor	Managing Director, Head of Asset Management	—	*
Beneficial ownership of common stock and OP Units by all directors and executive officers as a group	—	2,323,005 shares/ OP Units	*

*
Less than one percent.

(1)
Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable upon redemption of OP Units are treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the OP Units, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Reflects 19,253 shares and 2,047,831 OP Units owned indirectly by Mr. Zucker through a limited liability company. The OP Units may be redeemed for shares of our common stock at the election of the holder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advisory Agreement
We rely on the Advisor to manage our day-to-day activities and to implement our investment strategy. We, the Operating Partnership and the Advisor are parties to the Advisory Agreement (2022), dated as of February 11, 2022 (the “Advisory Agreement”). The Advisor performs its duties and responsibilities under the Advisory Agreement as a fiduciary of the Company and our stockholders.
Under the terms of the Advisory Agreement, the Advisor will use commercially reasonable efforts, subject to the oversight, review and approval of our Board of Directors to perform the following:
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Participate in formulating an investment strategy consistent with achieving our investment objectives;

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Manage and supervise the offering process;

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Assist our Board of Directors in developing, overseeing, implementing and coordinating our monthly NAV procedures;

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Provide information about our properties and other assets and liability to the Independent Valuation Advisor and other parties involved with determining our monthly NAV;

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Research, identify, review and recommend for approval to our Board of Directors or Investment Committee, as applicable, real property, debt and other investments and dispositions consistent with our investment policies and objectives;

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Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of investments will be made;

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Actively oversee and manage our investment portfolio for purposes of meeting our investment objectives;

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Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems and other administrative services on our behalf;

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Select joint venture partners, structure corresponding agreements and oversee and monitor these relationships;

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Arrange for financing and refinancing of our assets; and

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Recommend various liquidity events to our Board of Directors when appropriate.

The above summary is provided to illustrate the material functions which the Advisor will perform for us as our advisor and it is not intended to include all of the services which may be provided to us by the Advisor or by third parties engaged by the Advisor.
The term of the Advisory Agreement ends May 1, 2022, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. The independent directors will evaluate the performance of the Advisor before renewing the Advisory Agreement. The criteria used in such evaluation will be reflected in the minutes of such meeting. The Advisory Agreement may be terminated:
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Immediately by us for “cause” (as defined in the Advisory Agreement) or upon a material breach of the Advisory Agreement by the Advisor;

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Without cause or penalty by either the Advisor or a majority of our independent directors, in each case upon 60 days’ written notice to the other party;

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With “good reason” (as defined in the Advisory Agreement) by the Advisor upon 60 days’ written notice; or

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Immediately by us and/or the Operating Partnership in connection with a merger, sale of our assets or transaction involving us pursuant to which a majority of our directors then in office are replaced or removed.

“Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct or willful misconduct by the Advisor or a material breach of the Advisory Agreement by the Advisor, which has not been cured within 30 days of such breach. “Good reason” is defined in the Advisory Agreement to mean either any failure by us to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations under the Advisory Agreement or any uncured material breach of the Advisory Agreement of any nature whatsoever by us that remains uncured for 30 days after written notice of such material breach has been provided to us by the Advisor. If the Advisor wishes to terminate the Advisory Agreement for “good reason,” the Advisor must provide us with 60 days’ written notice after we have failed to cure a material breach during the 30-day cure period described above.
In the event of the termination of the Advisory Agreement, the Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.
Compensation to the Advisor and its Affiliates
We reimburse or pay certain fees to the Advisor and its affiliates in connection with services they provide to us. The Advisor may also, directly or indirectly (including, without limitation, through us or our subsidiaries), receive fees from our joint venture partners and co-owners of our properties (if any) for services provided to them with respect to their proportionate interests in the respective venture or co-ownership arrangement. Fees received from joint venture partners or co-owners of our properties and paid, directly or indirectly (including, without limitation, through us or our subsidiaries), to the Advisor may be more or less than similar fees that we pay to the Advisor pursuant to the Advisory Agreement. In the event the Advisory Agreement is terminated, the Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse the Advisor or its affiliates for services for which the Advisor or its affiliates are entitled to compensation in the form of a separate fee. See “— Compensation to the Advisor and its Affiliates” below for detail regarding each of these fees, commissions and other forms of compensation.
The following summarizes the compensation and fees, including reimbursement of expenses, that are payable by us to the Advisor:
Advisory Fee.   The advisory fee consists of a fixed component and a performance component. The fixed component of the advisory fee includes a fee that will be paid monthly to the Advisor for asset management services provided to us. The advisory fee accrues monthly in an amount equal to 1/12th of 1.25% of (a) the applicable monthly NAV per Fund Interest times the weighted-average number of Fund Interests for such month and (b) the consideration received by us or our affiliates for selling interests in DST Properties to third party investors, net of up-front fees and expense reimbursements payable out of gross sale proceeds from the sale of such interests. In calculating the fixed component of our advisory fee, we use our NAV before giving effect to monthly accruals for the fixed and performance components of the advisory fee, distribution fees payable to our Dealer Manager, or distributions payable on our outstanding shares or OP Units held by third parties.
The performance component of the advisory fee, which generally will be paid to a wholly-owned subsidiary of the Advisor (the “Special Unit Holder”), in its capacity as holder of a separate series of partnership interests in the Operating Partnership with special distribution rights (the “Special Units”), is a performance based amount in the form of an allocation and distribution. This amount will be paid to the Special Unit Holder, so long as the Advisory Agreement has not been terminated, as a performance participation interest with respect to the Special Units or, at the election of the Advisor, all or a portion of this amount will be paid instead to the Special Unit Holder as a fee. The performance component of the advisory fee is calculated as the lesser of: (1) 12.5% of (a) the annual total return amount less (b) any loss carryforward; and (2) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to 5.0% of the NAV per Fund Interest at the beginning of such year (the “Hurdle Amount”). The foregoing calculations are calculated on a per Fund Interest basis and multiplied by the weighted average Fund Interests outstanding during the year. In no event will the performance component of the advisory fee be less than zero. “Fund Interests” means our outstanding shares of common stock, along with the partnership units in our operating partnership (“OP Units”), which may be held directly or indirectly by the Advisor, our former sponsor, BCI

IV Advisors Group LLC, and third parties. Accordingly, if the annual total return amount exceeds the Hurdle Amount plus the amount of any loss carryforward, then the Special Unit Holder will earn a performance component equal to 100% of such excess, but limited to 12.5% of the annual total return amount that is in excess of the loss carryforward.
The “annual total return amount” referred to above means all distributions paid or accrued per Fund Interest plus any change in NAV per Fund Interest since the end of the prior calendar year, adjusted to exclude the negative impact on annual total return resulting from the Company’s payment or obligation to pay, or distribute, as applicable, the performance component of the advisory fee as well as ongoing distribution fees (i.e., the Company’s ongoing class-specific fees). If the performance component is being calculated with respect to a year in which the Company completes a liquidity event, for purposes of determining the annual total return amount, the change in NAV per Fund Interest will be deemed to equal the difference between the NAV per Fund Interest as of the end of the prior calendar year and the value per Fund Interest determined in connection with such liquidity event, as described in the Advisory Agreement. The “loss carryforward” referred to above tracks any negative annual total return amounts from prior years and offsets the positive annual total return amount for purposes of the calculation of the performance component of the advisory fee. The loss carryforward was zero as of December 31, 2021.
The 2021 performance participation allocation in the amount of $81.2 million became payable on December 31, 2021, and was issued as 6,494,463 Class I OP units in January 2022 to the Special Unit Holder. At the direction of the Advisor and in light of our former sponsor having been the holder of the Special Units for the first six months of 2021, the Special Unit Holder designated 1,610,730 of these Class I OP Units to an entity owned indirectly by the Company’s Chairman, Mr. Zucker, and 1,610,730 of these Class I OP Units to an entity owned indirectly by a member of our former sponsor. The Special Unit Holder transferred 3,273,003 Class I OP Units to the Advisor thereafter and, at the request of the Advisor, the Operating Partnership subsequently redeemed all such Class I OP Units for $40.9 million. The 2020 performance participation allocation in the amount of $9.6 million became payable to the Former Sponsor, as the former holder of the Special Units, on December 31, 2020, and was issued as 950,358 Class I OP units in January 2021 and subsequently transferred to its members, which included Mr. Zucker. Such Class I OP Units were issued at the NAV per unit as of December 31st of the respective year for which the performance participation allocation became payable. As a result of these transactions, as of March 31, 2022, Mr. Zucker owns 2,047,831 Class I OP Units.
Organization and Offering Expenses.   We also pay directly, or reimburse the Advisor and the Dealer Manager if they pay on our behalf, any issuer organization and offering expenses as and when incurred. Expenses incurred in connection with this offering may include legal, accounting, printing, mailing and filing fees and expenses, bona fide due diligence expenses of participating broker dealers and investment advisers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of our escrow agent and transfer agent, costs reimbursement for registered representatives of participating broker dealers to attend educational conferences sponsored by us or the Dealer Manager, fees to attend retail seminars sponsored by participating broker dealers, compensation of certain registered employees of the Dealer Manager, reimbursements for customary travel, lodging, meals and reasonable entertainment expenses, reimbursement of broker dealers for technology costs and expenses associated with the offering, and costs and expenses associated with the facilitation of the marketing of our shares and ownership of our shares by their participating customers, and other actual costs of registered persons associated with the Dealer Manager incurred in the performance of wholesaling activities, but excluding upfront selling commissions, dealer manager fees and distribution fees. After the termination of our primary offering and again after termination of the offering under our distribution reinvestment plan, the Advisor has agreed to reimburse us to the extent that the organization and offering expenses that we have incurred exceed 15% of our gross proceeds from the applicable offering. Any organization and offering expenses reimbursed by us which are deemed underwriting compensation will be subject to the 10% limit on underwriting compensation imposed by the FINRA.
Development Fee.   We also pay the Advisor a development fee in connection with providing services related to the development, construction, improvement or stabilization, including tenant improvements, of development properties or overseeing the provision of these services by third parties on our behalf. The fee will be an amount that will be equal to 4.0% of total project cost of the development property (or our proportional interest therein with respect to real property held in joint ventures or other entities that are co-owned). If the Advisor engages a third party to provide development services, the third party will be compensated directly by us, and the Advisor will receive the development fee if it provides development oversight services. The total of all development fees and acquisition expenses paid by us cannot exceed 6% of the contract purchase price or the total project cost (as applicable) of such real property unless the development fees in excess of such amount are approved by a majority of our Board of Directors, including a majority of the independent directors.
Acquisition Expense Reimbursements.   Pursuant to the Advisory Agreement, subject to certain limitations, the Company agreed to reimburse the Advisor for all acquisition expenses incurred on the Company’s behalf in connection with the selection, acquisition, development or origination of its investments, whether or not such investments are acquired. As these expense reimbursements were not directly attributable to a specified property, they were expenses as incurred on the consolidated statements of operations.
Other Expense Reimbursements.   Subject to certain limitations, we reimburse or otherwise pay the Advisor for all of the costs it incurs in connection with the services it provides to us, including, but not limited to personnel and related employment costs and overhead (including, but not limited to, allocated rent paid to both third parties and an affiliate of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs) incurred by the Advisor or its affiliates in performing the services under the Advisory Agreement based on the percentage of such personnel’s time spent on our affairs, including, but not limited to, total compensation, benefits and other overhead of all employees involved in the performance of such services, including the compensation payable to our principal executive officer and our principal financial officer; provided, however, that we will not reimburse the Advisor or its affiliates for costs of personnel to the extent that such personnel perform services for which the Advisor receives a separate fee.
Property-Level Accounting Services.   Pursuant to the Advisory Agreement, the Company has agreed to pay the Advisor a property accounting fee in connection with providing services related to accounting for real property operations, including the maintenance of the real property’s books and records in accordance with GAAP and the Company’s policies, procedures, and internal controls, in a timely manner, and the processing of real property-related cash receipts and disbursements. The property accounting fee is equal to the difference between: (i) the property management fee charged with respect to each real property, which reflects the market rate for all real property management services, including property-level accounting services, based on rates charged for similar properties within the region or market in which the real property is located, and (ii) the amount paid to third-party property management firms for property management services, which fee is based on an arm’s length negotiation with a third party property management service provider (the difference between (i) and (ii), the “property accounting fee”).
Dealer Manager Agreement
We entered into the Dealer Manager Agreement with the Dealer Manager in connection with our “best efforts” follow-on offering pursuant to a Registration Statement on Form S-11 (Reg. No. 333-255376). On February 11, 2022, we entered into a Second Amended and Restated Dealer Manager Agreement (the “Dealer Manager Agreement”). Pursuant to the Dealer Manager Agreement, the Dealer Manager serves as the dealer manager for our public offerings. The Dealer Manager is an affiliate of the Advisor and a member firm of FINRA. The Dealer Manager was organized in December 2001 for the purpose of participating in and facilitating the distribution of securities of Black Creek Group affiliated entities. Under the Dealer Manager Agreement, the Dealer Manager provides certain sales, promotional and marketing services to us in connection with the distribution of shares of our common stock. Pursuant to the Dealer Manager Agreement, we pay the Dealer Manager upfront selling commissions of up to 2.0%, and dealer manager fees of up to 2.5%, of the offering price of Class T shares. We will not pay selling commissions on Class D shares or Class I shares. We will pay the Dealer Manager distribution fees that are calculated on outstanding Class T shares and Class D shares sold in the primary offering in an amount equal to 0.85% per annum and 0.25% per annum, respectively, of the NAV per Class T share or Class D share, respectively. We will cease paying the distribution fees with respect to individual Class T shares and Class D shares when they are no longer outstanding, including as a result of a conversion to Class I shares. Each Class T or Class D share held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the Applicable Conversion Rate on the earliest of (i) a listing of any shares of our common stock on a national securities exchange, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets and (iii) the end of the month in which the Dealer Manager, in conjunction with our transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through a distribution reinvestment plan or received as stock dividends) equals or exceeds 8.5% of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering (i.e., an offering other than a distribution reinvestment plan). The Dealer Manager may also receive a portion of the organization and offering expense reimbursement amounts for non-accountable expenses and as marketing support fees. Our Dealer Manager is presently directly or indirectly majority owned by the estate of Mr. Blumberg, Mr. Mulvihill and Mr. Zucker, our Chairman of the Board of Directors, and/or their affiliates.
Fees from Other Services
We may retain the Advisor or certain of the Advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include property management services, leasing services, corporate services, statutory services, transaction support services (including but not limited to coordinating with brokers, lawyers, accountants and other advisors, assembling relevant information, conducting financial and market analyses, and coordinating closing procedures), construction and development management, and loan management and servicing, and within one or more such categories, providing services in respect of asset and/or investment administration, accounting, technology, tax preparation, finance (including but not limited to budget preparation and preparation and maintenance of corporate models), treasury, operational coordination, risk management, insurance placement, human resources, legal and compliance, valuation and reporting-related services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, property, title and/or other types of insurance, management consulting and other similar operational matters. Any fees paid to the Advisor or the Advisor’s affiliates for any such services will not reduce the advisory fees. Any such arrangements will be at market rates or reimbursement of costs incurred in providing the services.
DST Program
On May 1, 2021, we initiated a program to raise capital through private placement offerings by selling beneficial interests (the “DST Interests”) in specific Delaware statutory trusts holding real properties (the “DST Program”). Under the DST Program, each private placement offers interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”). DST Properties may be sourced from properties currently indirectly owned by the Operating Partnership or newly acquired properties. The underlying interests of real properties sold to investors pursuant to such private placements are leased-back by an indirect wholly owned subsidiary of the Operating Partnership on a long-term basis. These master lease agreements are fully guaranteed by the Operating Partnership. Additionally, the Operating Partnership retains a fair market value purchase option giving it the right, but not the obligation, to acquire the interests in the Delaware statutory trusts from the investors at a later time in exchange for OP Units.
DST Program Dealer Manager Fees.   In connection with the DST Program, Ares Industrial Real Estate Exchange LLC (“AIREX”), a wholly-owned subsidiary of our taxable REIT subsidiary that is wholly-owned by the Operating Partnership, entered into a dealer manager agreement with the Dealer Manager, pursuant to which the Dealer Manager agreed to conduct the private placements for interests reflecting an indirect ownership of up to $1.5 billion of interests. The Advisor, Dealer Manager and certain of their affiliates receive fees and reimbursements in connection with their roles in the DST Program, which costs are substantially funded by the private investors in that program, through one or more purchase price “mark ups” of the initial estimated fair value of the DST Properties to be sold to investors, fees paid by the investors at the time of investment, or deductions from distributions paid to such investors.
AIREX will pay certain up-front fees and reimburse certain related expenses to the Dealer Manager with respect to capital raised through the DST Program. AIREX is obligated to pay the Dealer Manager a dealer manager fee of up to 1.5% of gross equity proceeds raised and a commission of up to 5.0% of gross equity proceeds raised through the private placements. In addition, with respect to certain classes of interests (or the corresponding classes of OP Units or shares for which they may be exchanged in certain circumstances) we, the Operating Partnership or AIREX will pay the Dealer Manager ongoing fees in amounts up to 1.0% of the equity investment or net asset value thereof per year. The Dealer Manager may re-allow such commissions, ongoing fees and a portion of such dealer manager fees to participating broker dealers. In addition, pursuant to the dealer manager agreement for the DST Program, we, or our subsidiaries, are obligated to reimburse the Dealer Manager for (a) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the private placements; (b) costs and expenses of conducting educational conferences and seminars, attending broker-dealer sponsored conferences, or educational conferences sponsored by AIREX; (c) customary promotional items; and (d) legal fees of the Dealer Manager.
Pursuant to the Advisory Agreement and Operating Partnership Agreement, DST Properties are included when calculating the fixed advisory fee and the performance participation allocation due to the Advisor. Furthermore, because the Advisor funds certain Dealer Manager personnel costs that are not reimbursed under the DST Program dealer manager agreement, we have also agreed to pay the Advisor a fee equal to the fee paid by DST Program investors for these costs, which is up to 1.5% of the total equity amount paid for the interests.
DST Manager Fees.   AIREX Manager LLC (the “DST Manager”), a wholly owned subsidiary of the Operating Partnership, acts, directly or through a wholly-owned subsidiary, as the manager of each Delaware statutory trust holding a DST Property, but has assigned all of its rights and obligations as manager (including fees and reimbursements received) to AIREX Advisor LLC (“DST Advisor”), an affiliate of the Advisor. While the intention is to sell 100% of the interests to third parties, AIREX may hold an interest for a period of time and therefore could be subject to the following description of fees and reimbursements paid to the DST Manager. The DST Manager will have primary responsibility for performing administrative actions in connection with the trust and any DST Property and has the sole power to determine when it is appropriate for a trust to sell a DST Property. For its services, DST Advisor will receive, through the DST Manager, (i) a management fee equal to a stated percentage (e.g., 1.0%) of the gross rents payable to the trust, with such amount to be set on a deal-by-deal basis, (ii) a loan fee of up to 1.0% for any financing provided by us in connection with the DST Program (in which case a subsidiary of ours would provide the debt financing and earn interest thereon, as discussed further below), (iii) reimbursement of certain expenses associated with the establishment, maintenance and operation of the trust and DST Properties and the sale of any DST Property to a third party, and (iv) up to 1.0% of the gross equity proceeds as compensation for the development and design of the DST Program and ongoing oversight of the offering and the DST Program. Furthermore, to the extent that the Operating Partnership exercises its fair market value purchase option to acquire the interests from the investors at a later time in exchange for OP Units, and such investors subsequently submit such OP Units for redemption pursuant to the terms of the Operating Partnership, a redemption fee of up to 1.0% of the amount otherwise payable to a limited partner upon redemption will be paid to DST Manager subject to the terms of the applicable DST Program offering documents.
In connection with the DST Program, AIREX maintains a loan program and may, upon request, provide DST Program Loans to certain purchasers of the interests in the DST Interests to finance a portion of the purchase price payable upon their acquisition of such DST Interests (the “Purchase Price”). The DST Program Loans are made by a subsidiary of ours (the “DST Lender”). The DST Program Loans may differ in original principal amounts. The original principal amount of the DST Program Loans expressed as a percentage of the total Purchase Price for the applicable DST Interests may also vary, but no DST Program Loan to any purchaser will exceed 50% of the Purchase Price paid by such purchaser for its DST Interest in the Trust, excluding the amount of the Origination Fee, as hereinafter defined. Each purchaser that elects to obtain a DST Program Loan, will pay an origination fee to the DST Manager equal to up to 1.0% of the original principal amount of its DST Program Loan (the “Origination Fee”) upon origination of such DST Program Loan, which Origination Fee will be assigned by the DST Manager to an affiliate of the Advisor. The purchaser will be required to represent, among other things, that no portion of the Purchase Price for its DST Interest and no fee paid in connection with the acquisition of its DST Interest (including, without limitation, the Origination Fee) has been or will be funded with any nonrecourse indebtedness other than the DST Program Loan.
Compensation to the Advisor and its Affiliates
The table below summarizes the fees and expenses incurred in connection with our offerings and operations for services provided by the Dealer Manager, the Advisor and its affiliates, and any related amounts payable. This table includes amounts incurred for the years ended December 31, 2021, 2020 and 2019, as well as amounts payable as of December 31, 2021 and 2020.
	For the Years Ended December 31,			Payable as of
(in thousands)	2021	2020	2019	December 31, 2021	December 31, 2020
Selling commissions and dealer manager fees – the Dealer Manager(1)	$15,046	$39,190	$11,697	$—	$—
Ongoing distribution fees – the Dealer Manager(1)(2)	16,022	10,634	3,535	1,779	1,122
Advisory fee – fixed component – the Advisor	28,558	9,653	4,585	3,864	1,345
Performance participation allocation – the Advisor	81,185	9,640	2,913	81,185	9,640
Other expense reimbursements – the Advisor(3)(4)	11,434	9,928	8,706	707	2,706
Property accounting fee – the Advisor(5)	1,262	603	313	166	59
DST Program selling commissions, dealer manager fees and distribution fees – the Dealer Manager(1)	3,527	—	—	190	—
Other DST Program related costs – the Advisor(4)	5,925	—	—	61	—
Development fees – the Advisor(6)	937	24	—	78	24
Total	$163,896	$79,672	$31,749	$88,030	$14,896

(1)
All or a portion of these amounts will be retained by, or reallowed (paid) to participating broker-dealers and servicing broker-dealers.

(2)
The distribution fees are payable monthly in arrears. Additionally, the Company accrues for future estimated amounts payable related to ongoing distribution fees. The future estimated amounts payable were approximately $85.4 million and $45.0 million as of December 31, 2021 and 2020, respectively.

(3)
Other expense reimbursements include certain expenses incurred for organization and offering, acquisition and general administrative services provided to us under the advisory agreement, including, but not limited to, certain expenses described below after footnote 6, allocated rent paid to both third parties and affiliates of the Advisor, equipment, utilities, insurance, travel and entertainment.

(4)
Includes costs reimbursed to the Advisor related to the DST Program.

(5)
The cost of the property management fee, including the property accounting fee, is generally borne by the tenant or tenants at each real property, either via a direct reimbursement to the Company or, in the case of tenants subject to a gross lease, as part of the lease cost. In certain limited circumstances, the Company may pay for a portion of the property management fee, including the property accounting fee, without reimbursement from the tenant or tenants at a real property.

(6)
Development fees are included in the total development project costs of the respective properties and are capitalized in construction in progress. Amounts also include the Company’s proportionate share of development acquisition fees relating to the Build-to-Core Industrial Partnership I LP and Build-To-Core Industrial Partnership II LP.

Certain of the expense reimbursements described in the table above include a portion of the compensation expenses of officers, including a portion of the salary, bonus and benefits of certain of the Company’s named executive officers, as well as employees of the Advisor or its affiliates related to activities for which the Advisor did not otherwise receive a separate fee. The Company reimbursed the Advisor approximately $10.1 million, $8.3 million and $7.0 million for the years ended December 31, 2021, 2020 and 2019 respectively, for such compensation expenses.
As of December 31, 2020, $17.1 million of organization and offering costs that the Advisor had incurred on the Company’s behalf through December 31, 2019, remained payable to the Advisor. The Company paid this amount to the Advisor in full in January 2021. The Company now pays offering costs directly as and when incurred.
Holdings of Shares of Common Stock, OP Units and Special OP Units
We are the sole general partner of the Operating Partnership. We contributed $200,000 that we received from our former advisor to the Operating Partnership in exchange for 20,000 OP Units. Our former sponsor invested $1,000 in the Operating Partnership as a limited partner and was issued a separate class of OP Units, which constitute the Special Units. On July 1, 2021, these Special Units and the initial 20,000 shares of our common stock purchased by our former advisor were assigned to and assumed by our Advisor. In December 2021, the Special Units were assigned by our Advisor to its wholly-owned subsidiary, which we refer to as the Special Unit Holder.
So long as the Advisory Agreement has not been terminated, the performance component of the advisory fee will be paid in the form of an allocation and distribution to the Special Unit Holder or, at the election of the Advisor, all or a portion of this amount will be paid instead to the Special Unit Holder in the form of a fee, as described in the Advisory Agreement. Our former sponsor was the holder of the Special Units for 2018, 2019, 2020 and the first six months of 2021. In January 2019, we issued 71,872 Class I OP Units to our former sponsor as payment for the 2018 performance component of the advisory fee, in February 2020, we issued 289,074 Class I OP Units to our former sponsor as payment for the 2019 performance component of the advisory fee, and in January 2021, we issued 950,358 Class I OP Units to our former sponsor as payment for the 2020 performance component of the advisory fee. Subsequent to each issuance, our former sponsor made a pro rata distribution of these Class I OP Units to its members, which included the Chairman of our board of directors, Mr. Zucker. In January 2022, we issued 6,494,463 Class I OP Units as payment for the 2021 performance component of the advisory fee. At the direction of the Advisor and in light of our former sponsor having been the holder of the Special Units for the first six months of 2021, 3,273,003 of these Class I OP Units were issued to the Special Unit Holder, 1,610,730 of these Class I OP Units were issued to an entity owned indirectly by Mr. Zucker, and 1,610,730 of these Class I OP Units were issued to an entity owned indirectly by a member of our former sponsor. Following these transactions, Mr. Zucker owns 2,047,831 Class I OP Units as of March 31, 2022.
The resale of any shares by our affiliates is subject to the provisions of Rule 144 promulgated under the Securities Act, which rule limits the number of shares that may be sold at any one time and the manner of such resale.
Joint Venture Partnerships
On July 15, 2020, we acquired minority ownership interests in two joint venture partnerships, Build-To-Core Industrial Partnership I LP (the “BTC I Partnership”) and the BTC II Partnership (together the “BTC Partnerships”), for $301.0 million in cash paid at closing, exclusive of due diligence expenses and other closing costs. As of the date of acquisition, the joint venture partnerships’ aggregate real estate portfolios consisted of 64 acquired or completed buildings and 18 buildings under construction or in the pre-construction phase.
On June 15, 2021, we, along with our joint venture partners, entered into the BTC I Partnership Transaction to split the BTC I Portfolio, which, prior to the transaction, consisted of 44 buildings totaling approximately 12.1 million square feet. As a result of the BTC I Partnership Transaction (described further in “Note 5 to the Condensed Consolidated Financial Statements”), we own a 100% interest in 22 buildings that were previously part of the BTC I Portfolio, totaling approximately 5.4 million square feet with a total cost of $876.7 million, which includes the cost of our minority joint venture interest in the BTC I Partnership and our incremental additional investment of approximately $580 million, exclusive of transaction costs, to effect the split of the BTC I Portfolio.
On February 15, 2022, in accordance with the terms of the BTC II Partnership Agreement, we, along with the other joint venture partners in the BTC II Partnership, entered into a transaction to split the majority of the properties in the BTC II Portfolio amongst the joint venture partners, other than the BCG Limited Partner, whose respective interest in such properties was redeemed for $24.9 million (the “BTC II Partnership Transaction”). As a result of the BTC II Partnership Transaction, we own a 100% interest in 11 properties, that were previously part of the BTC II Portfolio, the BTC II SLP owns a 100% interest in seven properties that were previously part of the BTC II Portfolio and the QR Limited Partner owns a 100% interest in the remaining 14 properties that were part of the BTC II Partnership Transaction. The properties acquired by us consist of a total of approximately 1.7 million square feet with a fair value as of December 31, 2021 of approximately $423.0 million. The properties acquired by the BTC II SLP consist of a total of approximately 1.0 million square feet, and have a fair value, as of December 31, 2021, of approximately $130.7 million. Concurrently with the BTC II Partnership Transaction, the Company and the joint venture partners formed a new joint venture partnership, through which we co-own five properties that were part of the original BTC II Portfolio and were not part of the BTC II Partnership Transaction. The partners own the same relative interests in the new partnership as they did in the BTC II Partnership prior to the incentive fee distribution that was settled in the fourth quarter of 2021, such that we own an 8.0% interest as general partner and as a limited partner, the BTC II SLP owns a special limited partner interest, the BCG Limited Partner owns a 2.0% limited partner interest and the QR Limited Partner owns a 90.0% limited partner interest. The terms of the new partnership agreement are substantially the same as the terms of the BTC II Partnership Agreement, including, without limitation, the rights of the parties to incentive distributions. As of the date of this Proxy Statement, an affiliate of the Advisor continues to provide the BTC II Advisory Services with respect to the five properties not included in the BTC II Partnership transaction, as well as the 14 remaining properties owned by the QR Limited Partner.
Policies and Procedures for Review of Related Party Transactions
Pursuant to our Charter, our independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of the services performed. Our Charter also contains the following requirements relating to approval by our Board of Directors and independent director approval of transactions between us, on the one hand, and the Advisor or any of its affiliates (each, a “Related Party”), on the other hand:
•
We may purchase or lease an asset from a Related Party if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, finds that the transaction is fair and reasonable to us and at a price no greater than the cost of the asset to the Related Party, unless there is substantial justification for the amount in excess of the cost to the Related Party and such excess is reasonable (as determined by a majority of our Board of Directors, including a majority of the independent directors);

•
A Related Party may purchase or lease an asset from us if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us;

•
We may not borrow money from a Related Party unless a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, approve the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties; and

•
Other transactions with a Related Party generally require a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, to approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from an unaffiliated third party.

Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by our Board of Directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both our Board of Directors and the independent directors.

REPORT OF INDEPENDENT DIRECTORS
As Independent Directors of the Company, we have reviewed the corporate policies being followed by the Company and believe they are in the best interests of its stockholders. The basis for this conclusion is outlined below.
The Company has developed a system of policies and procedures designed to enable the investment and operating objectives of the Company (as outlined in the Company’s charter) to be achieved. These policies, as described in the Company’s prospectus, cover, among other things, investments in properties, debt and other real estate assets, administration of the Company, conflict resolution, and raising capital. We believe the Company’s policies have been carefully and thoughtfully structured to minimize risk while maximizing the Company’s ability to achieve its primary investment objectives, as described in the Company’s prospectus. The Company’s investment policies include provisions that: (i) limit the Company’s investments in certain types of unimproved real properties to 10% of the Company’s total assets; (ii) require the Company’s board of directors or an appropriate committee of the board of directors to pre-approve any joint venture investment made by the Company; (iii) require appraisals of underlying property before the Company may make debt investments relating to such property; and (iv) establish criteria for acceptable lease terms and structures. Further, the Company’s conflict of interest policies require the prior approval of the Company’s independent directors with respect to transactions between the Company and its affiliates.
The Company’s Advisor has substantial discretion with respect to the selection of real properties and other real estate-related investments, and in connection with such determination, the Advisor considers certain factors, including, but not limited to, the following: (i) demographic data and trends; (ii) regional and local market, and property specific supply/demand dynamics; (iii) barriers to entry and competition in the relevant market; (iv) physical condition and location of the asset; (v) credit quality of in-place tenants; (vi) market rents and opportunity for revenue and net operating income growth; (vii) liquidity and income tax considerations; and (viii) additional factors considered important to meeting the investment objectives of the Company.
As of December 31, 2021, the Company directly owned and managed a real estate portfolio that included 193 industrial buildings totaling approximately 37.6 million square feet located in 28 markets throughout the U.S., with 348 customers. We believe the Company’s portfolio of properties as of December 31, 2021 is consistent with the investment strategy and objectives outlined in the Company’s charter and prospectus.
We have reviewed the related party transactions as outlined in Note 12 to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the Securities and Exchange Commission on March 9, 2022, and in our opinion, the transactions reflected therein are fair and reasonable to the Company and its stockholders.
Dated: March 31, 2022	Independent Directors of the Company
Marshall M. Burton
Charles B. Duke
John S. Hagestad
Stanley A. Moore
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE
In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Ares Industrial Real Estate Income Trust Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.
Roles and Responsibilities.   The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes as well as hire, compensate, and evaluate the independent registered public accounting firm. Senior management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, the Company’s independent registered public accounting firm for 2021, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements in accordance with general accepted accounting principles.
Required Disclosures and Discussions.   The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2021 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.
Audit Committee Recommendation.   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for 2021 for filing with the Commission.
THE AUDIT COMMITTEE
Charles B. Duke, Chairman
Marshall M. Burton
John S. Hagestad

PRINCIPAL ACCOUNTANT FEES AND SERVICES
During the year ended December 31, 2021, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.
Fees
Total fees billed by KPMG LLP for the services provided during the years ended December 31, 2021 and 2020 were approximately $784,000 and $687,000, respectively, and consisted of the following:
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Audit Fees	$784,000	$687,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$784,000	$687,000
The Audit Committee has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All fees for services provided by KPMG LLP in 2021 and 2020 were pre-approved by the Audit Committee.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2021. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.
Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of the appointment of KPMG LLP.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2022.

PROPOSAL NO. 3: ADJOURNMENT OF THE ANNUAL MEETING
At the Annual Meeting, stockholders will also vote to approve an adjournment of the Annual Meeting, including, if necessary, to solicit additional proxies in favor of Proposals 1 or 2 if there are not sufficient votes for these proposals.
Approval of the proposal to adjourn the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted FOR approval of this proposal to adjourn the special meeting unless stockholders designate otherwise.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING IF NECESSARY.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2023
ANNUAL MEETING
Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2023 annual meeting of stockholders if they are received by us on or before December 13, 2022. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202.
For any proposal that is not submitted for inclusion in the proxy statement for the 2023 annual meeting of stockholders but is instead sought to be presented directly at the meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies we solicit unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2023 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 pm, Mountain Time, on December 13, 2022 and not earlier than November 13, 2022.
For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.
OTHER MATTERS
Our Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.
ADDITIONAL INFORMATION
We file annual, quarterly and special reports, proxy statements, and other information with the Commission. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Ares Industrial Real Estate Income Trust Inc., 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations, and can also be accessed through our website at www.blackcreekgroup.com/investment-solutions/AIREIT.
The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Ares Industrial Real Estate Income Trust Inc., 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS, THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022, AND THE ADJOURNMENT OF THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 12, 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.
By Order of the Board of Directors,

Joshua J. Widoff Managing Director Chief Legal Officer and Secretary
Denver, Colorado
April 12, 2022

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Yes No D78871-Z82413 ! ! ! For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Please indicate if you plan to attend this meeting. The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC. 2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2022. 3. To permit the Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals 1 and 2 above if there are not sufficient votes for the proposals. 01) Marshall M. Burton 02) Rajat Dhanda 03) Charles B. Duke 04) John S. Hagestad 05) Dwight L. Merriman III 06) Stanley A. Moore 07) Evan H. Zucker 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. Please call 1-833-795-8490 to speak to a live agent between 9:00 a.m. and 10:00 p.m. EDT. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Control Number located in box below: ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC. P.O. BOX 219079 KANSAS CITY, MO 64121

D78872-Z82413 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement
and Annual Report are available at www.proxyvote.com. ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC. Annual Meeting of Stockholders June 30, 2022 9:00 AM MDT This proxy is solicited by the Board of Directors The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Joshua J. Widoff and Scott A. Seager, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM MDT, on June 30, 2022, at the Tabor Center located at 1200 Seventeenth Street, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Continued and to be signed on reverse side